UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 12, 2004

Date of Report (Date of earliest event reported)

THE SANDS REGENT

(Exact name of registrant as specified in its charter)

Nevada	0-14050	88-0201135
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

345 North Arlington Ave.

Reno, Nevada 89501

(Address of principal executive offices) (Zip Code)

(775) 348-2200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 3.02 is incorporated by reference herein.

Item 3.02. Sale of Unregistered Securities.

The Sands Regent (the “Company”) issued 1,120,000 shares of common stock, par value $.10, for an aggregate purchase price of $9.24 million on November 12, 2004 pursuant to Stock Purchase Agreements (the “Purchase Agreements”) entered into on November 8, 2004 with several institutional investors. In connection with the sale of the common stock, the Company also issued the investors warrants (the “Warrants”) to purchase up to 336,000 shares of the Company’s common stock at an exercise price of $10.66 per share.

The foregoing description of the Purchase Agreements and the Warrants is qualified in its entirety by reference to those documents attached as Exhibit 4.1 and 4.2, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

4.1	Form of Stock Purchase Agreement (including Schedule of Investors).

4.2	Form of Warrant.

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EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of Stock Purchase Agreement (including Schedule of Investors).

4.2	Form of Warrant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2004	By:	/s/ FERENC B. SZONY
Ferenc B. Szony
President and Chief Executive Officer

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